                                                                    Exhibit 99.2

AmSouth Auto Trust 2000-1
Monthly Servicing Report

                                       -----------------
Distribution Date:                       May 15, 2001                             Closing Date   October 19, 2000
                                       -----------------
Collection Period Begin Date:           April 1, 2001              Previous Distribution Date:  April 16, 2001
Collection Period End Date:            April 30, 2001        Previous Collection Period End Date:  March 31, 2001

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A. Initial Bond Characteristics             Cutoff                      Accrual
                                            Balance         Coupon     Calendar   Legal Final Maturity    CUSIP
---------------------------------------------------------------------------------------------------------------------
i.                     Class A-1 Notes      $230,000,000     6.745%    Actual/360           11/15/2001     03216TAA8
ii.                    Class A-2 Notes       240,000,000     6.700%       30/360            02/17/2003     03216TAB6
iii.                   Class A-3 Notes       315,000,000     6.670%       30/360            07/15/2004     03216TAC4
iv.                    Class A-4 Notes       103,640,000     6.760%       30/360            02/15/2005     03216TAD2
v.                       Class B Notes        28,510,000     7.080%       30/360            07/15/2005     03216TAE0
vi.                      Class C Notes        14,260,000     7.440%       30/360            02/15/2007     03216TAF7
---------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
B. Bond Balances                                   Balance as of          % of Original Balance     Unpaid Interest  Unpaid Interest
                                              04/16/01       05/15/01     04/16/01       05/15/01         04/16/01         05/15/01
------------------------------------------------------------------------------------------------------------------------------------
i.                     Class A-1 Notes      $ 35,477,591  $  1,869,879    15.43%        0.81%                  -               -
ii.                    Class A-2 Notes       240,000,000   240,000,000   100.00%      100.00%                  -               -
iii.                   Class A-3 Notes       315,000,000   315,000,000   100.00%      100.00%                  -               -
iv.                    Class A-4 Notes       103,640,000   103,640,000   100.00%      100.00%                  -               -
v.                       Class B Notes        28,510,000    28,510,000   100.00%      100.00%                  -               -
vi.                      Class C Notes        14,260,000    14,260,000   100.00%      100.00%                  -               -
------------------------------------------------------------------------------------------------------------------------------------

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C. Reserve Account
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i.     Initial Reserve Deposit                           $7,128,117.29
ii.    Beginning of Period Reserve Balance                7,128,117.29
iii.   Specified Reserve Account Percent                          0.75% of Initial Pool Balance
iv.    Specified Reserve Account Floor                    7,128,117.29
v.     Specified Reserve Account Balance                  7,128,117.29
vi.    Reserve Account Release                                       -
vii.   Reserve Account Draws                                         -
viii.  Reserve Account Deposits                                      -
ix.    End of Period Reserve Balance                      7,128,117.29
x.     Specified Credit Enhancement Percent                       3.25%
xi.    Specified Credit Enhancement Floor                 7,128,117.29
---------------------------------------------------------------------------------------------------------------------

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D. Servicing
---------------------------------------------------------
I.     Servicing Fee Percentage                     1.00%
ii.    Beginning of Period Servicing Shortfall         -
iii.   End of Period Servicing Shortfall               -
---------------------------------------------------------

AmSouth Auto Trust 2000-1
Monthly Servicing Report

Distribution Date:                               May 15, 2001                               Closing Date:  October 19, 2000
Collection Period Begin Date:                   April 1, 2001                 Previous Distribution Date:    April 16, 2001
Collection Period End Date:                    April 30, 2001        Previous Collection Period End Date:    March 31, 2001

---------------------------------------------------------------------------------------------------------------------------
E. Portfolio Characteristics                     Initial Balance        Balance as of            Percent of Original as of
                                                    09/30/00      03/31/01          04/30/01    03/31/01          04/30/01
---------------------------------------------------------------------------------------------------------------------------
i.    Principal Balance                          $ 950,415,639     $763,033,995  $730,232,202     80.28%             76.83%
ii.   Number of Contracts                               73,293           65,668        63,884     89.60%             87.16%
iii.  Weighted Average Coupon (WAC)                       9.44%            9.45%         9.45%
iv.   Weighted Average Original Term                     61.40            61.70         61.76
v.    Weighted Average Remaining Term                    49.40            44.82         44.06
vi.   Weighted Average Seasoning                         12.00            16.88         17.70

----------------------------------------------------------------------------------------------------------------------------

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F. Portfolio Performance                   # of Contracts    % of Number of Contracts    Principal Balance   % of Principal Balance
                                         03/31/01  04/30/01   03/31/01     04/30/01     03/31/01    04/30/01    03/31/01  04/30/01
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i.    30-59 Days Delinquent                  596      615       0.91%        0.96%      $6,719,816  $6,857,934    0.88%      0.94%
ii.   60-89 Days Delinquent                  104      140       0.16%        0.22%       1,292,189   1,597,494    0.17%      0.22%
iii.  90-119 Days Delinquent                  36       36       0.05%        0.06%         358,867     451,996    0.05%      0.06%
iv.   120+ Days Delinquent                     -        -       0.00%        0.00%               -           -    0.00%      0.00%
v.    Repo In Inventory (Charged-off)         11       16       0.02%        0.03%         127,772     260,025    0.02%      0.04%
vi.   Repo In Inventory (Not Charged-Off)     39       30       0.06%        0.05%         614,564     455,267    0.08%      0.06%
vii.  Gross Charge-Offs in Period             59       58       0.09%        0.09%         571,964     545,085    0.07%      0.07%
------------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
G. Portfolio Charge-Offs                            $            % of Original Balance
                                          03/31/01    04/30/01   03/31/01      04/30/01
----------------------------------------------------------------------------------------------------------
i.    Gross Charge-Offs In Period       $  571,964   $  545,085    0.060%    0.057%
ii.   Cumulative Gross Charge-Offs       1,862,125    2,407,210    0.196%    0.253%
iii.  Net Losses In Period                 392,863      391,002    0.041%    0.041%
iv.   Cumulative Net Losses              1,527,078    1,918,079    0.161%    0.202%
----------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------
H. Pool Collections
------------------------------------------------------------------------
i.    Borrower Interest Collections                      $ 5,933,477.27
ii.   Borrower Principal Collections                      31,973,496.07
iii.  Net Liquidation Proceeds                               283,212.38
iv.   Recoveries                                             154,083.36
v.    Repurchase Amounts (Interest)                                   -
vi.   Repurchase Amounts (Principal)                                  -
vii.  Total Interest Collections                           5,933,477.27
viii. Total Principal Collections                         32,410,791.81
------------------------------------------------------------------------

------------------------------------------------------------------------
I. Pool Balance Reconciliation
------------------------------------------------------------------------
i.   Beginning Pool Balance                             $763,033,995.16
ii.  Pool Balance Reductions from Principal Collections   32,256,708.45
iii. Gross Charge-Offs In Period                             545,085.06
iv.  Ending Pool Balance                                 730,232,201.65
------------------------------------------------------------------------

AmSouth Auto Trust 2000-1
Monthly Servicing Report

Distribution Date                           May 15, 2001                               Closing Date      October 19, 2000
Collection Period Begin Date:              April 1, 2001                 Previous Distribution Date:       April 16, 2001
Collection Period End Date:               April 30, 2001        Previous Collection Period End Date        March 31, 2001

------------------------------------------------------------------------------
J. Total Available
------------------------------------------------------------------------------
i.   Total Pool Collections                                     $38,344,269.08
ii   Reinvestment Income from Reserve Account                        23,405.90
          Reserve Account Balance               $ 7,128,117.29
          Specified Reserve Account Amount        7,128,117.29
                                                ==============
iii. Reserve Account Release                              0.00            0.00
iv.  Collected Funds                                             38,367,674.98
------------------------------------------------------------------------------

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K. Waterfall
                                                                                                             Reserve
                                                                            Amount Available    Reserve      Account         Amount
                                            Calculation Steps   Amount Due  for Distribution    Balance       Draw            Paid
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        Servicing Fee                         $   635,861.66
        Previous Servicing Fee Shortfall                0.00
                                              ==============
i.    Total Servicing Fee                         635,861.66   $  635,861.66  $38,367,674.98  $7,128,117.29    $0.00   $  635,861.66

ii.   Class A Notes Interest Distribution                       3,867,480.17   37,731,813.32   7,128,117.29     0.00    3,867,480.17

        Class A Notes Balance                 694,117,591.12
        Pool Balance                          730,232,201.65
                                              ==============
iii.  First Priority Principal Distribution             0.00            0.00   33,864,333.14   7,128,117.29     0.00            0.00

iv.   Class B Notes Interest Distribution                         168,209.00   33,864,333.14   7,128,117.29     0.00      168,209.00

        Class A and B Notes Balance           722,627,591.12
        Pool Balance                          730,232,201.65
                                              ==============
v.    Second Priority Principal Distribution            0.00            0.00  33,696,124.14   7,128,117.29      0.00           0.00

vi.   Class C Notes Interest Distribution                          88,412.00  33,696,124.14   7,128,117.29      0.00      88,412.00
vii.  Reserve Fund Deposit                                              0.00  33,607,712.14                                    0.00

        Outstanding Money Market Securities    35,477,591.12
        Total Notes Balance                   736,887,591.12
        Specified Credit Enhancement Amount    23,732,546.55
        Specified Reserve Account Amount        7,128,117.29
                                              --------------
        Specified Overcollateralization
          Amount                               16,604,429.26
        Target Securities Balance             713,627,772.39
                                              ==============
viii. Regular Principal Distribution           35,477,591.12   35,477,591.12  33,607,712.14                           33,607,712.14

ix.   Release to Seller                                                 0.00           0.00   7,128,117.29                     0.00
-----------------------------------------------------------------------------------------------------------------------------------

AmSouth Auto Trust 2000-1
Monthly Servicing Report

Distribution Date:                       May 15, 2001                                   Closing Date     October 19, 2000
Collection Period Begin Date:           April 1, 2001                    Previous Distribution Date:       April 16, 2001
Collection Period End Date:            April 30, 2001           Previous Collection Period End Date        March 31, 2001

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L. Bond Interest Distributions                                                 Accrued
                                          Number of               Previous   Interest on  Total Bond     Total Bond
                                           Days in    Current     Interest     Interest    Interest       Interest      Interest
                                Coupon     Period     Interest   Shortfall    Shortfall       Due           Paid        Shortfall
---------------------------------------------------------------------------------------------------------------------------------
      Total Class A Notes                           $3,867,480.17   $     -     $      -  $3,867,480.17  $3,867,480.17     $    -
      Class A-1 Notes             6.745%       29      192,766.51         -            -     192,766.51     192,766.51
      Class A-2 Notes              6.70%       30    1,340,000.00         -            -   1,340,000.00   1,340,000.00          -
      Class A-3 Notes              6.67%       30    1,750,875.00         -            -   1,750,875.00   1,750,875.00          -
      Class A-4 Notes              6.76%       30      583,838.67         -            -     583,838.67     583,838.67          -
      Class B Notes                7.08%       30      168,209.00         -            -     168,209.00     168,209.00          -
      Class C Notes                7.44%       30       88,412.00         -            -      88,412.00      88,412.00          -
---------------------------------------------------------------------------------------------------------------------------------

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M. Bond Principal Distributions
-------------------------------------------------------------
      First Priority Principal Distribution    $            -
      Second Priority Principal Distribution                -
      Regular Principal Distribution            33,607,712.14
                                               ==============
      Total Principal Distribution              33,607,712.14

      Class A-1 Notes Principal Distribution    33,607,712.14
      Class A-2 Notes Principal Distribution                -
      Class A-3 Notes Principal Distribution                -
      Class A-4 Notes Principal Distribution                -
      Class B Notes Principal Distribution                  -
      Class C Notes Principal Distribution                  -
-------------------------------------------------------------